UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 868-4151

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 10, 2026, First Advantage Corporation (the “Company”) issued a press release announcing that certain investment funds of Silver Lake Group, L.L.C. and its affiliates (the “Selling Stockholder”) intends to offer for sale in an underwritten secondary offering shares of the Company’s common stock, par value $0.01 per share (the “Offering”).

The Company subsequently issued a press release announcing the pricing of the previously announced Offering. On August 10, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the Selling Stockholder and J.P. Morgan Securities LLC, relating to the Offering of 12,500,000 shares (the “Shares”) of the Company’s common stock, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-298190), filed on August 10, 2026. The Company did not sell any Shares in the Offering. The Offering closed on August 12, 2026. The Company will not receive any proceeds from the Offering.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1. Copies of the press releases relating to the launch and pricing of the Offering are furnished as Exhibit 99.1 and 99.2 respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 10, 2026, by and among First Advantage Corporation, SLP Fastball Aggregator, L.P. and J.P. Morgan Securities LLC

99.1	Press Release of First Advantage Corporation, dated August 10, 2026

99.2	Press Release of First Advantage Corporation, dated August 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: August 12, 2026	By:	/s/ Steven Marks
Name: Steven Marks Title: Executive Vice President & Chief Financial Officer